Financial income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2020
Financial expense (income), net
Schedule of other Nonoperating income expense

	Year ended December 31,
	2020	2019	2018
Bank charges and other financial expenses	$(369)	$(323)	$(400)
Amortization of discount and issuance costs of convertible notes	(4,036)	—	—
Exchange rate gain (loss), net	(262)	(195)	163
Interest income	1,867	1,889	645
	$(2,800)	$1,371	$408